Class A:    GISAX    Class B:    GISBX    Class C:    GISCX    Institutional:    GISIX    Service:    GISSX    Class IR:    GIRSX

Before you invest, you may want to review the Goldman Sachs International Small Cap Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Service shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated February 28, 2012, as amended to date, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 49 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-109 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.0%	1.0%	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR
Management Fees	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None
Other Expenses	0.59%	0.59%	0.59%	0.44%	0.94%	0.59%
Service Fees	None	None	None	None	0.25%	None
Shareholder Administration Fees	None	None	None	None	0.25%	None
All Other Expenses	0.59%	0.59%	0.59%	0.44%	0.44%	0.59%
Total Annual Fund Operating Expenses	1.94%	2.69%	2.69%	1.54%	2.04%	1.69%
Fee Waiver and Expense Limitation[2]	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation [3]	1.58%	2.33%	2.33%	1.18%	1.68%	1.33%

[1]

A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]

The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 1.08% as an annual percentage rate of the average daily net assets of the Fund; and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, service fees and shareholder administration fees, acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to 0.064% of the Fund’s average daily net assets. These arrangements will remain in effect through at least February 28, 2013, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

[3]	The Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” have been restated to reflect the fee waiver currently in effect.

2        SUMMARY PROSPECTUS — GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the management fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$702	$1,093	$1,508	$2,662
Class B Shares
— Assuming complete redemption at end of period	$736	$1,101	$1,593	$2,814
— Assuming no redemption	$236	$801	$1,393	$2,814
Class C Shares
— Assuming complete redemption at end of period	$336	$801	$1,393	$2,996
— Assuming no redemption	$236	$801	$1,393	$2,996
Institutional Shares	$120	$451	$805	$1,804
Service Shares	$171	$605	$1,065	$2,340
Class IR Shares	$135	$498	$884	$1,968

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2011 was 117% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in non-U.S. small-cap companies. Such equity investments may include exchange-traded funds (“ETFs”), futures and other instruments with similar economic exposures. Non-U.S. small-cap companies are companies:

■

With public stock market capitalizations within the range of the market capitalization of companies constituting the S&P Developed Ex-U.S. Small Cap Index (net) at the time of investment, which as of December 31, 2011 was between $5 million and $11 billion; and

■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser to be strategically positioned for long-term growth through its evaluation of factors such as a company’s financial position relative to peers, current financial condition, competitive position in its industry, ability to capitalize on future growth, and equity valuation. The Fund’s investments are selected using a strong valuation discipline to purchase what the Investment Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams.

The Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia, but may also invest in securities of issuers located in Australia, Canada, New Zealand and in emerging countries. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio.

The Fund may invest in equity investments outside the market capitalization range specified above and in fixed income securities, such as government, corporate and bank debt obligations.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

3        SUMMARY PROSPECTUS — GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Fund also invests in issuers located in emerging countries, these risks may be more pronounced.

Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions.

Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than investments in larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

PERFORMANCE

The bar chart below and table at right provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling 800-621-2550 for Institutional and Service shareholders and 800-526-7384 for all other shareholders. Performance reflects fee waivers and expense limitations in effect.

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2011	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 5/1/98)
Returns Before Taxes	-19.40%	-6.63%	4.76%	3.70%
Returns After Taxes on Distributions	-19.32%	-7.15%	4.46%	3.23%
Returns After Taxes on Distributions and Sale of Fund Shares	-12.01%	-5.63%	4.12%	3.07%
S&P Developed Ex-U.S. Small Cap (net) Index (reflects no deduction for fees or expenses)	-14.85%	-3.60%	9.02%	5.51%
Class B Shares (Inception 5/1/98)
Returns Before Taxes	-19.57%	-6.63%	4.78%	3.80%
S&P Developed Ex-U.S. Small Cap (net) Index (reflects no deduction for fees or expenses)	-14.85%	-3.60%	9.02%	5.51%
Class C Shares (Inception 5/1/98)
Returns Before Taxes	-16.14%	-6.26%	4.64%	3.48%
S&P Developed Ex-U.S. Small Cap (net) Index (reflects no deduction for fees or expenses)	-14.85%	-3.60%	9.02%	5.51%
Institutional Shares (Inception 5/1/98)
Returns Before Taxes	-14.22%	-5.14%	5.87%	4.68%
S&P Developed Ex-U.S. Small Cap (net) Index (reflects no deduction for fees or expenses)	-14.85%	-3.60%	9.02%	5.51%
Service Shares (Inception 5/1/98)
Returns Before Taxes	-14.76%	-5.65%	5.31%	4.14%
S&P Developed Ex-U.S. Small Cap (net) Index (reflects no deduction for fees or expenses)	-14.85%	-3.60%	9.02%	5.51%
Class IR Shares (Inception 8/31/10)
Returns Before Taxes	-14.50%	N/A	N/A	5.85%
S&P Developed Ex-U.S. Small Cap (net) Index (reflects no deduction for fees or expenses)	-14.85%	N/A	N/A	4.20%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management International is the investment adviser for the Fund (the “Investment Adviser” or “GSAMI”).

Portfolio Managers: Aidan Farrell, Executive Director, has managed the Fund since 2008; and Gaurav Rege, CFA, Executive Director, has managed the Fund since 2012.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAMI and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for employer sponsored benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, investment advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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